UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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☒ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

THE SINGING MACHINE COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE SINGING MACHINE COMPANY, INC.

6301 NW 5th Way, Suite 2900

Fort Lauderdale, FL 33309

(954) 596-1000

October 29, 2021

To Our Stockholders:

I am pleased to invite you to attend the Annual Meeting of Stockholders of The Singing Machine Company, Inc. (the “Company”) to be held on Thursday, December 9 at 10:00 a.m. EST. The Annual Meeting will be a virtual meeting to be held as a webinar by visiting www.singingmachine.vote and following the online directions or by calling 877-407-3088 (Toll Free). There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope which requires no postage if mailed in the United States. Instructions on the proxy card will tell you how to vote by returning your proxy card by mail. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously returned your proxy card.

We appreciate your support and continued interest in the Company.

Sincerely,

/s/ Gary Atkinson
Gary Atkinson
Director & CEO

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THE SINGING MACHINE COMPANY, INC.

6301 NW 5th Way, Suite 2900

Fort Lauderdale, FL 33309

(954) 596-1000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Stockholders:

Our Annual Meeting of Stockholders of the Company will be held on December 9, 2021 at 10:00 a.m. EST. The Annual Meeting will be a virtual meeting to be held as a webinar by visiting www.singingmachine.vote and following the online directions or by calling 877-407-3088 (Toll Free). There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

The agenda of the meeting includes the following:

1. To elect three directors to serve until the next Annual Meeting of Shareholders and until their successors shall be elected and qualified (Proposal No. 1);

2. To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2022 (Proposal No. 2); and

3. To consider and transact such other business as may properly come before the Annual Meeting.

Only shareholders of record at the close of business on October 11, 2021 are entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” each of the proposals. The Company intends to mail the Annual Report, Proxy Statement and Proxy Card enclosed with this notice on or about November 1, 2021 to all stockholders entitled to vote at the Annual Meeting. If you were a stockholder of record of the Company’s common stock (OTCQX: SMDM) on October 11, 2021, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Shareholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed proxy card in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously returned your proxy card.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE AND IN FAVOR OF EACH PROPOSAL SET FORTH ABOVE.

By Order of the Board of Directors

/s/ Gary Atkinson
Gary Atkinson
Director & CEO

Fort Lauderdale, Florida

October 29, 2021

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IMPORTANT: Please SIGN, DATE, and RETURN the enclosed Proxy Card immediately whether or not you plan to attend the Annual Meeting. A return envelope, which requires no postage, if mailed in the United States, is enclosed for your convenience.

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THE SINGING MACHINE COMPANY, INC.

6301 NW 5th Way, Suite 2900

Fort Lauderdale, FL 33309

(954) 596-1000

PROXY STATEMENT

FOR ANNUAL MEETING

OF SHAREHOLDERS

To Be Held December 9, 2021

General

We are providing these proxy materials in connection with the solicitation by the Board of Directors of The Singing Machine Company, Inc. of proxies to be voted at our Annual Meeting of Shareholders, and at any postponement or adjournment of this meeting. Our Annual Meeting will be held on December 9, 2021 at 10:00 am ET. The Annual Meeting will be a virtual meeting to be held as a webinar by visiting www.singingmachine.vote and following the online directions or by calling 877-407-3088 (Toll Free). There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

In this proxy statement, The Singing Machine Company, Inc. is referred to as the “Company,” “Singing Machine, “ “we,” “our” or “us.”

Our proxy statement and the accompanying proxy card are first being mailed to our shareholders on or about October 11, 2021.

How to access the proxy materials over the Internet

The Notice and Proxy Card or Voting Instruction Card included with the Proxy Materials will contain instructions on how to view the proxy materials on the Internet. Electronic copies of this Proxy Statement are available at www.singingmachine.vote.

Purpose of the Annual Meeting

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including the election of directors and ratification of the appointment of our independent registered public accounting firm. In addition, management will report on the performance of the Company during the current fiscal 2022 and respond to questions from stockholders.

Outstanding Securities and Voting Rights

Only holders of record of our common stock at the close of business on October 11, 2021, the record date, will be entitled to notice of, and to vote at the Annual Meeting. On that date, we had 36,576,264 shares of common stock outstanding. Each share of common stock is entitled to one vote at the Annual Meeting.

A majority of the outstanding shares of common stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the record date, 36,576,264 shares of our common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 18,288,132 votes will be required to establish a quorum. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining whether a quorum exists. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

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In tabulating the voting results for any proposal, shares that constitute broker “non-votes” are not considered entitled to vote on that proposal. Thus, broker “non-votes” will not affect the outcome of any matter being voted on at the meeting assuming a quorum is obtained. Abstentions will have the same effect as a vote against a proposal.

Who may attend and how to attend

Record holders and beneficial owners may attend the Annual Meeting (via webinar or phone call). Set forth below is a summary of the information you need to attend the virtual Annual Meeting:

●	Access the virtual meeting webinar by visiting www.singingmachine.vote and following the webinar registration link;

●	Access the audio-only conference call by calling 877-407-3088 (Toll Free) or +1 877-407-3088 (International);

●	Instructions on how to attend and participate in the virtual Annual Meeting, including how to demonstrate proof of stock ownership, are also available as follows:

Stockholders of Record

●	Stockholders of record as of the Record Date can attend the Annual Meeting by visiting www.singingmachine.vote and following the webinar registration link or by accessing the live audio conference call at +1-877-407-3088 and presenting the unique 12-digit control number on the proxy card.

Beneficial Owners

●	If you were a beneficial owner of record as of the Record Date (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Equity Stock Transfer no later than 5:00 p.m. Eastern Time, on December 6, 2021. You will then receive a confirmation of your registration, with a control number, by email from Equity Stock Transfer. At the time of the meeting, visit www.singingmachine.vote and follow the instructions or access the live audio conference call at +1-877-407-3088 and present your unique 12-digit control number.

●	Stockholders may submit live questions via webinar or on the conference line while attending the virtual Annual Meeting.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual Annual Meeting. If you encounter any difficulties, please call: 877-804-2062 (Toll Free) or email proxy@equitystock.com.

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How to participate in and vote at the meeting

If you are a shareholder of record, you can participate and vote your shares in the Annual Meeting by visiting www.singingmachine.vote and then clicking “Vote Your Proxy”. You may then enter the 12-digit control number included on your Proxy Card and view the proposals and cast your vote.

If you are a beneficial owner of shares held in street name, you can participate and vote at the meeting by obtaining a legal proxy from your nominee and emailing a copy to proxy@equitystock.com no later than 5:00 p.m. Eastern Time, on December 6, 2021. You will be able to vote your shares at the meeting by going to www.singingmachine.vote and clicking “Vote Your Proxy”. You will then enter the same control number you used to enter the meeting.

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting.

How to vote without participating in the meeting

Shareholders of record may vote without participating in the Annual Meeting by any of the following means:

1.	By Internet. The website address for Internet voting is www.singingmachine.vote. Please click “Vote Your Proxy” and enter your 12-digit control number.

2.	By Email. Mark, date, sign and email the enclosed Proxy Card to proxy@equitystock.com.

3.	By mail. Mark, date, sign and mail promptly the enclosed Proxy Card (a self-addressed envelope is provided for your convenience for mailing in the United States).
4.	By Fax. Mark, date, sign and fax the enclosed Proxy Card to 646-201-9006.

If you vote by Internet, fax or email, please do not mail your Proxy Card.

Because of possible delays with the mails we recommend you use the Internet or telephone to vote.

If you are a beneficial owner of shares held in street name, you must email to proxy@equitystock.com a legal proxy from your nominee authorizing you to vote your shares at least 2 days prior to the Annual Meeting. Once submitted, you will receive a control number enabling you to vote your shares by any of the means set forth above

Revocation

If you own common stock of record, you may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Any stockholder owning common stock in street name may change or revoke previously granted voting instructions by contacting the bank or brokerage firm holding the shares or by obtaining a legal proxy from such bank or brokerage firm and voting in person at the Annual Meeting.

Vote Required To Approve Each Proposal

The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders at the Annual Meeting. A properly executed Proxy marked “WITHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

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Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for fiscal year 2022 will require the affirmative vote of the holders of at least a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

MANAGEMENT

The following table sets forth certain information with respect to our executive officers, directors and significant employees as of October 11, 2021.

Directors and Executive Officers

Name	Age	Position

Gary Atkinson	40	CEO, Director
Bernardo Melo	45	VP Global Sales and Marketing
Lionel Marquis	68	CFO
Harvey Judkowitz	76	Director
Joseph Kling	91	Director

Directors are elected or appointed to serve until the next annual meeting and until their successors are elected and qualified. Officers are appointed to serve for one year until the meeting of the Board of Directors following the annual meeting of stockholders and until their successors have been elected and qualified. Any officer elected or appointed by the Board or appointed by an executive officer or by a committee may be removed by the Board either with or without cause, and in the case of an officer appointed by an executive officer or by a committee, by the officer or committee that appointed him or by the president.

The following information sets forth the backgrounds and business experience of our directors and executive officers and has been provided to us by each respective individual:

Gary Atkinson joined the Company in January 2008 and served as General Counsel and Corporate Secretary. In November 2009, Mr. Atkinson was appointed as Interim Chief Executive Officer and was promoted as the Company’s permanent Chief Executive Officer in May, 2012. Since taking over as Chief Executive Officer, Gary has led the Company to consistent years of profitability and growth in sales as well as increased focus on product innovation. Gary joined the Company Board of Directors in August 2021. Mr. Atkinson is a licensed attorney in the State of Florida and Georgia. He graduated from the University of Rochester with a Bachelors Degree in Economics and has been awarded a dual-degree J.D./M.B.A. from Case Western Reserve University School of Law and Weatherhead School of Management.

Bernardo Melo has been with the Company since February 2003 and has served as the Vice President of Global Sales and Marketing (“VP of Sales”) since 2008. During his tenure at the Singing Machine, Mr. Melo has overseen the sales and operations of the music division as well as managed the customer service department. Before taking over the responsibility of VP of Sales, Mr. Melo held dual roles with the Company managing the operations, licensing and sales of the music division while concentrating on hardware sales for the Latin America and Canada market as well as key U.S. accounts such as Walmart. Prior to joining the Company, Mr. Melo held a consulting role for Rewards Network formerly Idine. Mr. Melo’s assignment during his tenure was improving their operational procedures while increasing efficiencies and lowering operating cost. Mr. Melo also worked at Coverall North America as Director of Sales managing a startup initiative for the company covering 15 regional office and 40 sales reps across North America focusing on franchise sales. Overall Mr. Melo has over 15 years of sales, marketing and management experience.

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Lionel Marquis joined the Company in June 2008 as Controller and Principal Accounting Officer and was appointed as the Company’s Chief Financial Officer in May, 2012. For the past 25 years Mr. Marquis has served as Controller and or Chief Financial Officer for several manufacturing and distribution companies in the South Florida area. Some of these companies include Computer Products, Inc (Artesyn Technologies Inc), US Plastic Lumber Corp., Casi-Rusco, (division of Interlogix Inc.), DHF Industries, Inc and Ingear Fashions, Inc. Mr. Marquis graduated from Bryant University with a Bachelors Degree in Business Administration with a major in accounting. Mr. Marquis is a Certified Public Accountant in the state of Florida.

Harvey Judkowitz has served as a director of the Company since March 29, 2004 and is the chairman of the Audit Committee. He is licensed as a CPA in New York and Florida. From 1988 to the present date, Mr. Judkowitz has conducted his own CPA practices. He has served as the Chairman and CEO of UniPro Financial Services, a diversified financial services company up until the company was sold in September of 2005. He was formerly the President and Chief Operating Officer of Photovoltaic Solar Cells, Inc.

Joseph Kling was appointed as a director of the Company on May 9, 2017. Mr. Kling has spent his entire career in the toy industry, most notably serving as CEO of View-Master, the iconic stereoscopic toy company, which later purchased Ideal Toy from CBS and later became View-Master Ideal, publicly traded on the Nasdaq. View-Master Ideal later acquired California Plush Toys and the entire group was later acquired by Tyco Toys in 1989. Kling later went into private M&A consulting and sat on the board of Russ Berrie & Co (currently known as Kids Brands, Inc.) for 21 years advising on the acquisition of several toy companies. Mr. Kling has also served on the Board of Crown Crafts, a large distributor of infant, toddler, and juvenile consumer products and on the board of Lancit Media Entertainment, a children’s and family media production company (formerly listed on the Nasdaq). Notably, Mr. Kling has been involved in many major toy company acquisitions of brands such as Melissa & Doug and Brio.

For Fiscal 2021, the Board of Directors also consisted of Philip Lau, Yat-Tung Lau, and Peter Hon who all resigned on August 10, 2021 pursuant to a share buyback and redemption agreement.

CORPORATE GOVERNANCE AND RELATED MATTERS

Board Committees and Meetings

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified; unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director.

The Board meets regularly during the year to review matters affecting our company and to act on matters requiring Board approval. It also holds special meetings whenever circumstances require and may act by unanimous written consent. During fiscal 2021, there was 4 meetings of the Board. All persons who were serving as directors during fiscal 2021 attended at least 75% of the aggregate of the meetings of the Board and committees of which they were members except for Yat Tung Lau and Peter Hon. During fiscal 2021, the persons serving on our Board of Directors were Philip Lau, Joseph Kling, Harvey Judkowitz, Yat Tung Lau, and Peter Hon . On August 10, 2021, Philip Lau, Yat-Tung Lau, and Peter Hon all resigned pursuant to a share buyback and redemption agreement.

BOARD COMMITTEES

We have an audit committee, a compensation committee and a nominating committee.

The audit committee consisted of Messrs. Judkowitz (Chairman) and Kling. The Board has determined that Mr. Judkowitz qualifies as an “audit committee financial expert,” as defined under Item 407 of Regulation S-K of the Exchange Act. The Board has determined that each of Messrs. Judkowitz and Kling were “independent directors” within the meaning of the listing standards of the major stock exchanges. The audit committee recommends the engagement of independent auditors to the board, initiates and oversees investigations into matters relating to audit functions, reviews the plans and results of audits with our independent auditors, reviews our internal accounting controls, and approves services to be performed by our independent auditors.

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The compensation committee consisted of Messrs. Judkowitz and Kling. The compensation committee considers and authorizes remuneration arrangements for senior management and grants options under, and administers our employee stock option plan.

The nominating committee consisted of Messrs. Kling and Atkinson. The nominating committee is responsible for reviewing the qualifications of potential nominees for election to the Board of Directors and recommending the nominees to the Board of Directors for such election.

Nomination of Directors

As provided in our nominating committee charter and our Company’s corporate governance principles, the Nominating Committee is responsible for identifying individuals qualified to become directors. The Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Nominating Committee members, (2) our other directors, (3) our shareholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

●	high personal and professional ethics and integrity;

●	the ability to exercise sound judgment;

●	the ability to make independent analytical inquiries;

●	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

●	the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

●	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

●	whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission (the “SEC”) in Item 401 of Regulation S-K;

●	whether the person would qualify as an “independent” director under the listing standards of the OTC;

●	the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

●	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

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There have been no material changes to the procedures by which stockholders may recommend nominees to the Company’s board of directors as set forth in the Company’s Proxy Statement on Schedule 14A filed with the SEC on August 25, 2020.

DIRECTOR’S COMPENSATION

During Fiscal 2021, our compensation package for our non-employee directors consisted of grants of stock options, cash payments, stock issuances and reimbursement of costs and expenses associated with attending our board meetings. Our five non-employee directors during Fiscal 2021 were Messrs. Judkowitz, Hon, Kling, Yat Tung Lau and Philip Lau.

During Fiscal 2021, we have utilized the following compensation policy for our directors:

●	An initial grant of 20,000 Singing Machine stock options with an exercise price determined as the closing price on the day of joining the board. The options will vest in one year and expire in ten years while they are board members or the lesser of five years or remaining life of the stock option once they are no longer board members.

●	An annual cash payment of $7,500 will be made for each completed full year of service or prorated for a partial year. The payment will be made as of March 31.

●	An annual stock grant of stock equivalent in value to $2,500 for each completed full year of service or prorated for a partial year. The stock price at grant will be determined at the closing price on the day of the Annual Stockholder Meeting. The actual grant will be made on or before March 31.

●	An annual grant of 20,000 Singing Machine stock options with an exercise price determined as the closing price on the day of the Annual Stockholder Meeting. If the Annual Meeting is held less than 6 months after the board member first joined the board he or she will not receive another option grant.

●	Independent board members will receive a $500 fee for each board meeting and annual meeting they attend. Committee meetings and telephone board meetings will be compensated with a $250 fee.

●	All expenses will be reimbursed for attending board, committee and annual meetings or when their presence at a location away from home is requested.

Effective October 2021, the Board adopted an updated Compensation Package to attract and retain new, high-caliber Directors. The updated Compensation Package is as follows:

●	The annual cash payment has been increased from $7,500 to $15,000 per year for each completed full year of service or prorated for a partial year. The payment will be made on or around April 1 for the new fiscal year.

●	The annual stock grant of stock has been increased from $2,500 to $5,000 for each completed full year of service or prorated for a partial year. The stock price at grant will be determined at the closing price on the day of the Annual Stockholder Meeting. The actual grant will be made on or before March 31.

●	The annual grant of Singing Machine stock options has been increased from 20,000 to 30,000 options with an exercise price determined as the closing price on the day of the Annual Stockholder Meeting. If the Annual Meeting is held less than 6 months after the board member first joined the board, he or she will not receive another option grant.

●	Independent board members will receive a $1,000 fee for each board meeting (up from $500) and annual meeting they attend in-person. Committee meetings and telephone board meetings will be compensated with a $500 fee (up from $250).

The following table sets forth with respect to the named director, compensation information inclusive of equity awards and payments made in the fiscal year ended March 31, 2021.

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DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Comepnsation Earnings	All Other Compensation	Total

Peter Hon	$-	$2,500	$4,084	$-	$-	$-	$6,584

Harvey Judkowitz	$10,750	$2,500	$4,084	$-	$-	$-	$17,334

Phillip Lau	$500	$2,500	$4,084	$-	$-	$-	$7,084

Yat Tung Lau	$-	$2,500	$4,084	$-	$-	$-	$6,584

Joseph Kling	$10,500	$2,500	$4,084	$-	$-	$-	$17,084

Refer to Note 1 “Stock Based Compensation” in the Notes to the Consolidated Financial Statements included elsewhere in this Annual Report for the relevant assumptions used to determine the valuation of our option awards.

1) As of March 31, 2021 the aggregate number of stock awards held by Messrs. Judkowitz and Kling is 350,337 and 15,668, respectively. The aggregate stock awards held by Messrs. Hon, Yat Tung Lau and Philip Lau is 54,942, 44,525 and 15,668, respectively.

(2) As of March 31, 2021 the aggregate number of Company stock options held by Messrs. Judkowitz and Kling is 180,000 and 80,000, respectively and Messrs. Hon, Yat Tung Lau and Philip Lau is 100,000, 80,000 and 80,000 respectively.

During Fiscal 2021, our compensation package for our non-employee directors consisted of grants of stock options, cash payments, stock issuances and reimbursement of costs and expenses associated with attending our board meetings. Our five non-employee directors during Fiscal 2021 were Messrs. Judkowitz, Hon, Kling, Yat Tung Lau and Philip Lau.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires our officers, directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors, and greater-than-ten-percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3, Forms 4, and Forms 5 furnished to us pursuant to Rule 16a-3 under the Exchange Act, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act during the year ended March 31, 2021 were timely filed, as necessary, by the officers, directors, and security holders required to file such forms except for the following:

Mr. Harvey Judkowitz filed a Form 5 in lieu of filing a timely Form 4 with respect to two transactions;

Mr. Peter Hon filed a Form 5 in lieu of filing a timely Form 4 with respect to two transactions;

Mr. Yat-Tung Lau filed a Form 5 in lieu of filing a timely Form 4 with respect to two transactions;

Mr. Philip Lau filed a Form 5 in lieu of filing a timely Form 4 with respect to two transactions;

Mr. Joseph Kling filed a Form 5 in lieu of filing a timely Form 4 with respect to two transactions;

Mr. Gary Atkinson filed a Form 4 with respect to one transaction;

Mr. Lionel Marquis filed a Form 4 with respect to one transaction;

Mr. Bernardo melo filed a Form 4 with respect to one transaction.

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EXECUTIVE COMPENSATION

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Chief Executive Officer and other named executive officers of our Company (collectively, the “named executive officers”) for Fiscal 2021.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Comp	Non-Qualified Deferred Compensation Earnings	Other Comp	TOTAL COMP
Gary Atkinson	2021	$150,000	$100,000	$-	$-	$-	$-	$-	$250,000
Chief Executive Officer	2020	$150,000	$-	$-	$-	$-	$-	$-	$150,000

Lionel Marquis	2021	$150,518	$110,000	$-	$-	$-	$-	$-	$260,518
Chief Financial Officer	2020	$149,153	$-	$-	$-	$-	$-	$-	$149,153

Bernardo Melo	2021	$157,200	$136,737	$-	$-	$-	$-	$-	$293,937
VP Global Sales & Marketing	2020	$157,200	$70,771	$-	$-	$-	$-	$-	$227,971

Mr. Atkinson does not have an employment contract with the Company and had an annual salary of $150,000 for the fiscal years ended March 31, 2021 and 2020.

Mr. Marquis does not have an employment contract with the Company and had an annual salary of $150,518 for the fiscal year ended March 31, 2021 and $149,153 for the fiscal year ended March 31, 2020.

Mr. Melo does not have an employment contract with the Company and had an annual salary of $157,200 for the fiscal years ended March 31, 2021 and 2020.

OPTION GRANTS IN FISCAL 2021

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information with respect to outstanding grants of options to purchase our common stock under stock option awards issued with Board of Directors approval to the named executive officers as of the fiscal year ended March 31, 2021:

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Gary Atkinson, CEO - Other stock option awards	150,000	-	N/A	0.21	7/1/2023	N/A	N/A	N/A	N/A
-Other stock option awards	50,000	-	N/A	0.24	3/31/2026	N/A	N/A	N/A	N/A
-Other stock option awards	100,000	-	N/A	0.47	5/3/2027	N/A	N/A	N/A	N/A

Lionel Marquis, CFO - Other stock option awards	100,000	-	N/A	0.21	7/1/2023	N/A	N/A	N/A	N/A
-Other stock option awards	15,000	-	N/A	0.24	3/31/2026	N/A	N/A	N/A	N/A
-Other stock option awards	50,000	-	N/A	0.47	5/3/2027	N/A	N/A	N/A	N/A

Bernardo Melo, VP Sales - Other stock option awards	250,000	-	N/A	0.21	7/1/2023	N/A	N/A	N/A	N/A
-Other stock option awards	25,000	-	N/A	0.17	6/30/2025	N/A	N/A	N/A	N/A
-Other stock option awards	100,000	-	N/A	0.32	8/10/2026	N/A	N/A	N/A	N/A
-Other stock option awards	200,000	-	N/A	0.47	5/3/2027	N/A	N/A	N/A	N/A

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EMPLOYMENT AGREEMENTS

As of October 11, 2021, the Company did not have any employment contracts with any of its employees.

SEPARATION AND CONSULTING AGREEMENTS

As of October 11, 2021, the Company did not have any employment contracts with any of its employees. However, on January 3, 2014, the Company entered into agreements with the three executive officers named above that if an executive’s employment is terminated by the executive or the Company following a change in control, the executive will be entitled to the following within 10 days of termination:

●	All accrued and unpaid compensation due to the executive as of the date of termination.
●	A lump sum payment equal to one year’s executive base salary if the executive terminates employment.
●	A lump sum of one and a half year’s executive base salary and targeted annual bonus if the Company terminates employment.
●	All outstanding stock options shall be fully vested and exercisable for the remainder of their full term.
●	All outstanding equity-based compensation awards (other than stock options) shall become fully vested with any restrictions removed.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes our equity compensation plan information as of March 31, 2021:

ISSUANCE UNDER EQUITY PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE COMPENSATION PLANS (EXCLUDING SECURITIES IN COLUMN (A))
Equity Compensation Plans approved by Security Holders	40,000	$.12	0

Equity Compensation Plans Not approved by Security Holders	1,640,000	$.33	0

YEAR 2001 PLAN

On June 1, 2001, our Board of Directors approved the Year 2001 Plan and it was approved by our shareholders at our special meeting held September 6, 2001. The Year 2001 Plan was developed to provide a means whereby directors and selected employees, officers, consultants, and advisors of the Company may be granted incentive or non-qualified stock options to purchase common stock of the Company. The Year 2001 Plan authorized an aggregate of 1,950,000 shares of the Company’s common stock with a maximum of 450,000 shares to any one individual in any one fiscal year. The shares of common stock available under the Year 2001 Plan were subject to adjustment for any stock split, declaration of a stock dividend or similar event. At March 31, 2021, we had granted 690,000 options under the Year 2001 Plan 210,000 of which had expired, 440,000 which had been exercised and 40,000 of which remained outstanding and fully vested. As of this date the Year 2001 Plan has expired and no further options can be issued thereunder.

Options granted under the Year 2001 Plan are not transferable except by will or applicable laws of descent and distribution. Except as expressly determined by the Compensation Committee, no option under the Year 2001 Plan is exercisable after thirty (30) days following an individual’s termination of employment with the Company or a subsidiary, unless such termination of employment occurs by reason of such individual’s disability, retirement or death. The obligations of the Company under the Year 2001 Plan are binding on (1) any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company or (2) any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company. In the event of any of the foregoing, the Compensation Committee may, at its discretion, prior to the consummation of the transaction, offer to purchase, cancel, exchange, adjust or modify any outstanding options, as such time and in such manner as the Compensation Committee deems appropriate.

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401(K) PLAN

Effective January 1, 2001, we adopted a voluntary 401(k) plan. All employees with at least one year of service are eligible to participate in our 401(k) plan. We make a matching contribution of 100% of salary deferral contributions up to 3% of pay, plus 50% of salary deferral contributions from 3% to 5% of pay for each payroll period. The amounts charged to earnings for contributions to this plan and administrative costs during the years ended March 31, 2021 and 2020 totaled approximately $74,000 and $63,000, respectively.

REPORT OF THE EXECUTIVE COMPENSATION/STOCK OPTION COMMITTEE ON EXECUTIVE COMPENSATION

The Report of the Executive Compensation/Stock Option Committee on Executive Compensation does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

EXECUTIVE COMPENSATION PHILOSOPHY

PHILOSOPHY

The Executive Compensation Committee believes that the Singing Machine must maintain short and long-term executive compensation plans that enable us to attract and retain well-qualified executives. Furthermore, we believe that our compensation plans must also provide a direct incentive for our executives to create shareholder value. A well designed executive compensation plan will align the interests between the executives and the shareholders as well as creating a positive environment of goals, performances and rewards.

We believe that the executive compensation should reflect the success of the management team, rather than the individual, in attaining the key operating objectives such as revenues growth, operation cost reduction, fund raising and the appreciation of the stock price. A clear measurement should be established to reward the performance. We will also evaluate our executive compensation package by comparison to similar companies to ensure the competitiveness of our compensation.

In furtherance of this philosophy, the compensation of our executives generally consists of three components: base salary, annual cash incentives and long-term performance-based incentives.

BASE SALARIES

Annual base salaries for executive officers are initially determined by evaluating the responsibility of the position and the experience and the skill sets of the individual. Also taken into consideration is the competitiveness of the market place for executive talent, including a comparison of base annual salaries with comparable positions within similar companies.

INCENTIVE CASH BONUSES

Generally, we award cash bonuses to our management employees and other employees, based on their personal performance in the past year and overall performance of our Company. The overall performance of our Company includes the revenue growth, reduction of the operation expenses, fund raising and the stock price appreciation.

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LONG TERM COMPENSATION - STOCK OPTION GRANTS

We have utilized stock options to motivate and retain executive officers and other employees for the long-term. We believe that stock options closely align the interests of our executive officers and other employees with those of our stockholders and provide a major incentive to building stockholder value. Options are typically granted annually, and are subject to vesting provisions to encourage officers and employees to remain employed with the Company. Our stock options are usually granted at a price equal to or above the fair market value of our common stock on the date of grant. As such, our officers only benefit from the grant of stock options if our stock price appreciates. Generally, we try to tie bonus payments to our financial performance. However, if an individual has made significant contributions to our Company, we will provide them with a bonus payment for their efforts even if our Company’s financial performance has not been strong.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

The Securities and Exchange Commission adopted a rule requiring annual disclosure of the ratio of the total annual compensation of the chief executive officer to the median employee’s total annual compensation. Mr. Atkinson’s total compensation as reported in the Executive Summary Compensation Table is compared to the median employee’s total compensation as reflected in the ratio table below. The median employee was determined using the quarterly average number of active full-time employees and a subcontractor for the fiscal year ended March 31, 2021 excluding Mr. Atkinson. All wages, cash bonuses, contractor payments, and fair market value of stock option awards granted to each employee (excluding Mr. Atkinson) were included in determining the median employee’s total compensation. The table below presents the ratio of Mr. Atkinson’s total annual compensation to the median employee’s total annual compensation.

Mr. Atkinson's total annual compensation	$150,000

Median employee's total annual compensation	$53,159

Ratio of Chief Executive Officer to median emloyee	3.3 : 1

COMPENSATION COMMITTEE REPORT

The compensation committee is responsible for discharging the responsibilities of the board with respect to compensation of executive officers. The compensation committee sets performance goals and objectives for the chief executive officer and the other executive officers, evaluates their performance with respect to those goals and sets their compensation based upon the evaluation of their performance. The compensation committee assesses the information it receives in accordance with its business judgment. The compensation committee also periodically reviews director compensation. All decision with respect to executive and director compensation are approved by the compensation committee and recommended to the full board of directors for ratification.

Submitted by the Compensation Committee of the Board of Directors:

Harvey Judkowitz, Joseph Kling

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of our Executive Compensation Committee in the fiscal year ended March 31, 2021 were Harvey Judkowitz, Philip Lau and Joseph Kling. None of the members of the Compensation Committee in fiscal 2021 were or are current officers or employees of the Singing Machine or any of its subsidiaries. None of these persons have served on the board of directors or on the compensation committee of any other entity that has an executive officer serving on our board of directors or on our Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth as of October 11, 2021 certain information concerning beneficial ownership of our common stock by:

●	all directors and former directors of the Singing Machine,
●	all named executive officers of the Singing Machine; and
●	persons known to own more than 5% of our common stock.

Security ownership is based on 36,576,264 shares of our common stock issued and outstanding. In computing the number and percentage of shares beneficially owned by a person, shares of common stock subject to convertible securities and options currently convertible or exercisable, or convertible or exercisable within 60 days of October 11,2021 are counted as outstanding, but these shares are not counted as outstanding for computing the percentage ownership of any other person.

As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted below, and subject to applicable property laws, to our knowledge each person has sole investment and sole voting power over the shares shown as beneficially owned by them. Unless otherwise noted, the principal address of each of the directors and officers listed below is c/o The Singing Machine Company, Inc., 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters As of October 11, 2021

Name, Title and Address	Number of Shares Beneficially Owned (1)	Percentage Ownership

Gary Atkinson (1) Chief Executive Officer and Director	459,481	1.3%
Lionel Marquis (1) Chief Financial Officer	285,000	*
Bernard Melo (1) VP Global Sales and Marketing	902,916	2.5%
Harvey Judkowitz(1)
Director	547,579	1.5%
Joseph Kling(1) Director	112,910	*
Officers & Directors as a Group (5 individuals)	2,290,644	6.3%

5% or Greater Stockholders
Armistice Capital Master Fund Ltd. (2)	3,500,000	9.6%
Stingray Group Inc. (3)	6,666,667	18.2%
Arts Electronics Ltd. (4)	3,745,917	10.2%
Gentle Boss Investments Ltd. (5)	2,100,000	5.7%

* Less than 1%

Total Shares of Common Stock as of October 11, 2021	36,576,264
Stock Options Exercisable within 60 days of August, 2021	1,700,000

Total	38,276,264

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(1) Includes as to the person indicated, the following outstanding stock options to purchase shares of the Company’s Common Stock issued under 2001 Stock Option Plan and other stock option awards, which will be exercisable within 60 days of August 31, 2021: 300,000 options held by Gary Atkinson, 575,000 options held by Bernardo Melo, 165,000 options held by Lionel Marquis, 160,000 options held by Harvey Judkowitz, and 60,000 options held by Joseph Kling

(2) Does not include 13,166,667 and 16,666,667 shares of common stock that are acquirable upon exercise of pre-funded warrants and common warrants, respectively, that were acquired in the private placement, which are registered for resale and qualified under this prospectus. The address of Armistice Capital Master Fund Ltd. is 510 Madison Ave, 7th Floor, New York, NY 10022. The security holder may not exercise the warrants to the extent such exercise would cause the security holder, together with its affiliates, to beneficially own a number of shares of common stock which would exceed 4.99% of our then outstanding common stock following such exercise, excluding for purposes of such determination shares of common stock issuable upon exercise of such securities which have not been so exercised.

(3) Does not include 6,666,667 shares that are acquirable upon exercise of common warrants acquired in the private placement, which are registered for resale and qualified under this prospectus. As of April 30, 2021, Eric Boyko indirectly controlled approximately 57.2% of the combined voting power of Stingray’s outstanding shares. As a result, Eric Boyko may be deemed to share beneficial ownership of the shares of common stock and the Stingray Warrants held by Stingray. The address of Stingray Group Inc. is 730 Wellington Street, Montréal, Québec H3C 1T4. The security holder may not exercise the warrants to the extent such exercise would cause the security holder, together with its affiliates, to beneficially own a number of shares of common stock which would exceed 4.99% of our then outstanding common stock following such exercise, excluding for purposes of such determination shares of common stock issuable upon exercise of such securities which have not been so exercised.

(4) The address for Arts Electronics Ltd. is Room 101, Fo Tan Ind CTR 1/F, 26-28 Au Pui Wan, Fo Tan, Shatin N.T. Hong Kong.4

(5) The address for Gentle Boss Investments Ltd. is Unit 6, 9/F, Tower B, 55 Hoi Yuen Road, Kwun Tong, Kowloon Hong Kong.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no other family relationships among any of our officers or other directors.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

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The Audit Committee is responsible for assisting the Board in monitoring (1) the quality and integrity of our financial statements, (2) our compliance with regulatory requirements and (3) the independence and performance of our independent registered public accounting firm. Among other responsibilities, the Audit Committee reviews, in its oversight capacity, our annual financial statement with both management and the independent registered public accounting firm and meets periodically with our independent registered public accounting firm to consider their evaluation of our financial and internal controls. The Audit Committee also recommends to the Board of Directors the selection of the company’s independent registered public accounting firm. The Audit Committee is composed of two directors and operates under a written charter adopted and approved by the Board of Directors. During fiscal 2021, all of the Audit Committee members were non-employee directors and were independent as defined by applicable rules in effect during fiscal 2021. The members of the Audit Committee during fiscal 2021 were Harvey Judkowitz and Joseph Kling. Mr. Judkowitz served as the Chairman of the Audit Committee.

In discharging its duties during fiscal 2021, the Audit Committee met with and held discussions with management and our independent registered public accounting firm, EisnerAmper LLP. Management represented to the independent registered public accounting firm that our audited financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also discussed with EisnerAmper  LLP the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees.” In addition, EisnerAmper  LLP, provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussion with Audit Committees,” and the Audit Committee discussed with EisnerAmper  LLP, its independence.

Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to our committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2021.

Audit Committee

Harvey Judkowitz, Chairman

Joseph Kling

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PROPOSALS TO THE STOCKHOLDERS

PROPOSAL 1. ELECTION OF DIRECTORS

The three persons set below are proposed to be elected as directors at the Annual Meeting. If elected, each of these directors will hold office until the next Shareholder meeting in 2022 or until his or her successor is duly elected and qualified.

Gary Atkinson

Harvey Judkowitz

Joseph Kling

All of the nominees are currently serving as directors. Each nominee has agreed to be named in this Proxy Statement and to serve as a director if elected. For biographical information regarding the nominees, see “Management” section of this Proxy Statement. Management expects that each nominee will be available for election, but if any of them is not a candidate at the time when the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill such vacancy.

Vote Required and Recommendation

Assuming a quorum is present, the five nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of directors by the shares present, in person or by proxy, shall be elected directors. Shareholders do not have the right to cumulate their votes for directors. In the election of directors, an abstention or broker non-vote will have no effect on the outcome.

The Board recommends stockholders to vote “for” each of the nominees for director set forth above.

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PROPOSAL 2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our shareholders to ratify the Audit Committee’s appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2022. We engaged EisnerAmper LLP as our independent registered public accounting firm on October 16, 2020, and EisnerAmper LLP audited our consolidated financial statements for the fiscal years ended March 31, 2021 and 2020. Representatives of EisnerAmper LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions. In the event the shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our company and our shareholder’s best interests.

Principal Accountant Fees and Services

The following is a summary of the fees billed to the Singing Machine by our independent registered public accounting firms for professional services rendered for Fiscal 2021 and Fiscal 2020:

Fee Category	Fiscal 2021	Fiscal 2020

Audit Fees	$160,028	$122,199
All Other Fees	4,548	-

Total Fees	$164,576	$122,199

Audit Fees - Consists of fees billed for professional services rendered for the audit of the Singing Machine’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that were provided by EisnerAmper LLP.

All Other Fees - Consists of fees for products and services other than the services reported above including review of proxy statements and services provided in connection with the audit of China Sinostar, our former parent company.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Vote Required and Recommendation

The ratification of the selection of, as our independent registered public accounting firm, EisnerAmper  LLP for the fiscal year ending March 31, 2022, requires the affirmative vote of the holders of a majority of shares of the Company’s common stock, present in person or by proxy at the annual meeting.

The Board recommends shareholders to vote “for” the ratification of the selection of EisnerAmper  LLP, as our independent registered public accounting firm for the fiscal year ended March 31, 2022.

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ANNUAL REPORT ON FORM 10-K

We are making copies available of our Annual Report on Form 10-K for the year ended March 31, 2021 with this proxy statement to our shareholders of record as of October 11, 2021.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name will receive only one copy of our Annual Report, Proxy Statement and any additional proxy soliciting materials sent to stockholders until such time as one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce duplicate mailings and save printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to receive separate proxy cards.

If you received a household mailing this year, and you would like to have additional copies of our Annual Report and Proxy Statement mailed to you, please submit your request to Corporate Secretary, The Singing Machine Company, Inc., 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309, or call (954) 596-1000. Upon your request, we will promptly deliver a separate copy of our Annual Report and Proxy Statement. You may also contact us at the address or phone number above if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future. If you would like to opt out of householding for future mailings, call (954) 596-1000 or send a written request to the Corporate Secretary at the above address, and your request will be effective within 30 days.

INFORMATION CONCERNING SHAREHOLDER PROPOSALS

Under SEC rules, any stockholder who intends to present a proposal at our next Annual Meeting of Stockholders must submit the proposal, in writing, so that we receive it at our principal executive office by no later than July 9, 2022 in order for the proposal to be included in our Proxy Statement and proxy for such meeting. The submission of a stockholder proposal does not guarantee that it will be included in our Proxy Statement. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

PROXY SOLICITATION COSTS

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the Proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

OTHER MATTERS

As of the date of this Proxy Statement, we are not aware of any matter to be presented for action at the meeting other than the matters set forth above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors, or in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

Fort Lauderdale, Florida

October 29, 2021

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PROXY CARD

THE SINGING MACHINE COMPANY, INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON DECEMBER 9, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary Atkinson as proxy, with the power to appoint his substitute, to represent and to vote all the shares of common stock of The Singing Machine Company, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on Thursday, December 9, 2021 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of The Singing Machine Company, Inc. to be held on Thursday, December 9, 2021, beginning at 10:00 a.m. local time. The Annual Meeting will be a virtual meeting to be held as a webinar by visiting www.singingmachine.vote and following the online directions or by calling 877-407-3088 (Toll Free). There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

VOTING BY MAIL
Simply mark, sign and date your proxy card and return it in the postage-paid envelope.

COMPANY NUMBER	CONTROL NUMBER

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

———————————————————————————————————————————————

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 & 2

1. Election of Directors	FOR	WITHHOLD
Nominees:
———-
Gary Atkinson	[_]	[_]
Harvey Judkowitz	[_]	[_]
Joseph Kling	[_]	[_]

—————————————————————————————-

(Except nominee(s) written above)

		FOR	AGAINST	ABSTAIN
2.	Proposal to ratify EisnerAmper LLP as the Company’s independent registered public accounting firm for fiscal year 2022	[_]	[_]	[_]

If you plan to attend the Annual Meeting please mark this box

[_]

Dated:________________

Signature ______________________________________________________________________

Name (printed) _________________________________________________________________

Title __________________________________________________________________________

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.